Exhibit 21

SUBSIDIARIES OF NEWMONT MINING CORPORATION

As of March 2, 2004

Newmont Mining Corporation

Name	Place of Incorporation
Autin Investments BV	The Netherlands
BMG (Ghana) Limited	Ghana
Battle Mountain Gold Company	Nevada, USA
Battle Mountain Exploration Company	Texas, USA
Battle Mountain (Irian Jaya) Ltd.	Nevada, USA
Battle Mountain Resources, Inc.	Nevada, USA
Canmont Mining Properties Limited	Delaware, USA
Compania Minera LJB Normandy Peru SA	Peru
Compania Minera Normandy Chile Limitada	Chile
Dawn Mining Company LLC	Delaware, USA
Elko Land and Livestock Company	Nevada, USA
Empresa Minera Into Raymi S.A.	Bolivia
Empresa Minera La Joya S.R.L.	Bolivia
Euronimba Ltd	Jersey, U.K.
European Gold Refineries, SA	Switzerland
Finorafa S.A.	Switzerland
Golden Ridge Resources Limited	Ghana
Grupo BMG S.A. de C.V.	Mexico
Hemlo Gold Mines Australia Pty Limited	Victoria, Australia
Hospah Coal Company	Delaware, USA
Idarado Legacy, LLC	Colorado
Idarado Mining Company	Delaware, USA
Kori Kollo Corporation	Delaware, USA
MM Group S.A.	Panama
Minas Conga S.R. Limitada	Peru
Minas de Oro BMG, S.A. de C.V.	Mexico
Minera Ayacucho S.R.L.	Peru
Minera BMG	Nevada, USA
Minera BMG de Mexico de R.L. de C.V.	Mexico
Minera Choluteca S.A. de C.V.	Honduras
Minera El Bermejal S. de R.L. de C.V.	Mexico
Minera Los Tapados S.A.	Peru
Minera Penmont S. de R.L. de C.V.	Mexico
Minera Newmont Chile Limitada	Chile
Minera Newmont S.A. de C.V.	Mexico
Minera Yanacocha S.R.L.	Peru
Mineracao Chega Tudo Ltda	Brazil
Moydow Limited (Isle of Man)	Isle of Man
Moydow Limited (Ghana)	Ghana
New Verde Mines LLC	Delaware, USA
Newmont Altin Madencilik Limited Sirketi	Turkey
Newmont Australia Holdings Pty Ltd	Australia
Newmont Australia Investment Limited	Delaware, USA
Newmont Australia Limited	Western Australia
Newmont Bolivia Limited	Nevada, USA

Name	Place of Incorporation
Newmont Canada Limited	Canada
Newmont Capital Limited	Canada
Newmont Chile Holdings	Cayman Islands
Newmont Exploration of Canada Limited	Canada
Newmont Ghana Gold Limited	Ghana
Newmont Global Employment Limited Partnership	Bermuda
Newmont Gold Company	Delaware, USA
Newmont GTR LLC	Nevada, USA
Newmont Holdings ULC	Canada
Newmont Indonesia Investment Limited	Delaware, USA
Newmont Indonesia Limited	Delaware, USA
Newmont Insurance (Singapore) Pte Ltd	Singapore
Newmont International Group BV	The Netherlands
Newmont International Services Limited	Delaware, USA
Newmont Investment Holdings LLC	Delaware, USA
Newmont Kazakstan Gold Limited	Delaware, USA
Newmont LaSource SAS	France
Newmont LaSource Developpement SAS	France
Newmont LaSource Resources Limited	United Kingdom
Newmont Latin America Holdings Limited	Cayman Islands
Newmont Latin America Inc	Canada
Newmont Latin America Limited	Delaware, USA
Newmont McCoy Cove Limited	Nevada, USA
Newmont Midas Holdings Limited	Nevada, USA
Newmont Midas Operations Inc.	Nevada, USA
Newmont Mineral Exploration B.V.	Netherlands
Newmont Mineral Holdings B.V.	Netherlands
Newmont Mines Limited	Delaware, USA
Newmont Mining Corporation	Delaware, USA
Newmont Mining Corporation of Canada Limited	Canada
Newmont Mining Services (Canada) Inc	Canada
Newmont Nevada Energy Investment LLC	Delaware, USA
Newmont North America Exploration Limited	Delaware, USA
Newmont Nova Scotia ULC	Canada
Newmont Overseas Exploration Limited	Delaware, USA
Newmont Peru Limited	Delaware, USA
Newmont Realty Company	Delaware, USA
Newmont Russia Limited	Delaware, USA
Newmont Second Capital Corporation	Delaware, USA
Newmont South East Asia Pte Ltd	Singapore
Newmont Technologies Limited	Nevada, USA
Newmont USA Limited	Delaware, USA
Newmont (Uzbekistan) Limited	Cyprus
NGF Limited	Cayman Islands
N. I. Limited	Netherlands
Normandy Company (Malaysia) Sdn Bhd	Malaysia
Normandy LaSource Cote D’Ivoire	Ivory Coast
Normandy Madencilik AS	Turkey
Normandy Overseas Holding Company Sdn Bhd	Malaysia
Nusa Tenggara Partnership	Netherlands
PT Newmont Horas Nauli	Indonesia

Name	Place of Incorporation
PT Iriana Mutiara Mining	Indonesia
PT Newmont Bengkulu Minerals	Indonesia
PT Newmont Minahasa Raya	Indonesia
PT Newmont Nusa Tenggara	Indonesia
PT Newmont Pacific Nusantara	Indonesia
Pajingo Gold Mine Pty Ltd	Queensland
Rank Mining Company Limited	Ghana
Redstone Resources, Inc.	Canada
Resurrection Mining Company	Delaware, USA
Rosebud Mining Company, L.L.C.	Delaware, USA
San Juan Basin Coal Holding Company	Delaware, USA
Santa Fe Mining Australia Pty Limited	Australia Capital Territory
Santa Fe Pacific Gold Corporation	Delaware, USA
Silidor Mines Inc.	Canada
Sociedad Minera Coshuro de Responsabilidad Ltda	Peru
Sociedad Minera de Responsabilidad Limitada Chaupiloma dos de Cajamarca	Peru
Societe Miniere de Sabodala	Senegal
Thracean Gold Mining SA	Greece
Uzbek-American Joint Venture, Zarafshan-Newmont	Uzbekistan
Valcambi SA	Switzerland
Yandal Bond Company Limited	Delaware, USA

Newmont Australia Limited

ACM Exploration Pty Ltd	Australia Capital Territory
ACM Gold Pty Ltd	Western Australia
ACM Mines Pty Ltd	Western Australia
AGR Management Services Pty Ltd	Western Australia
ACM (New Zealand) Limited	New Zealand
Albion Downs Pty Ltd	Western Australia
Armada Resources Pty Ltd	Northern Territory
Ashpal Pty Ltd	Western Australia
Auag Resources Limited	New Zealand
Ausdev Investments Pty Ltd	South Australia
Australian Consolidated Minerals Pty Ltd	Western Australia
Australian Gold Alliance Pty Ltd	South Australia
Australian Magnesium Corporation Limited	Queensland, Australia
Australian Metals Corporation Pty Ltd	Western Australia
Aztec Finance Pty Ltd	Western Australia
Aztec Nominees Pty Ltd	Western Australia
Bardini Pty Ltd	South Australia
Blackhill Minerals Limited	New Zealand
Clave Pty Ltd	South Australia
Clynton Court Pty Ltd	Victoria, Australia
Commercial Minerals Beteiligungsgesellschaft GmbH	Germany
Comstaff Proprietary Limited	Victoria, Australia
Dafrico (Overseas) Ltd	Cyprus
Eagle Mining Pty Ltd	Western Australia
Firma Enterprises Limited	New Zealand
GMK Finance Pty Ltd	South Australia
GMK Investments Pty Ltd	South Australia

Name	Place of Incorporation
GMKI Pty Ltd	Australian Capital Territory
Golden Grove Group Investments Holdings Pty Ltd	Western Australia
Golden Grove Group Investments Unit Trust	Western Australia
Goldfields Power Pty Ltd	Western Australia
GPS Finance Pty Ltd	Australian Capital Territory
Great Central Holdings Pty Ltd	Victoria, Australia
Great Central Investments Pty Ltd	Victoria, Australia
Great Central Mines Pty Ltd	Western Australia
H.T.A. Pty Ltd	Western Australia
Hampton Areas Australia Pty Ltd	Western Australia
Hampton Jubilee Pty Ltd	South Australia
Hunter Resources Pty Ltd	Queensland
International Mineral Developers Limited	Cayman Islands
Kalgoorlie Consolidated Gold Mines Pty Ltd	Western Australia
Kalgoorlie Lake View Pty Ltd	Victoria, Australia
KCGM Engineering Services Pty Ltd	Western Australia
Kepala Burung Offshore Pty Ltd	Victory, Australia
Lachlan Zinc Pty Ltd	New South Wales
Linfast Pty Ltd	Western Australia
Lode Development Limited	New Zealand
Macapa Pty Ltd	Western Australia
Martha Hill Gold Mines Limited	New Zealand
Martha Holdings Limited	New Zealand
Martha Mining Limited	New Zealand
Matlock Castellano Pty Ltd	Western Australia
Matlock Mining Pty Ltd	Western Australia
Mayflower Gold Mines Pty Ltd	Western Australia
Metals Exploration Pacific Pty Ltd	Australian Capital Territory
Metal Traders Australasia Pty Ltd	Victoria, Australia
Millmerran Coal Pty Ltd	Queensland
Mineral Equities Limited	New Zealand
Mineral Holdings Limited	New Zealand
Minres Pty Ltd	Australian Capital Territory
Murchison Zinc Pty Ltd	Northern Territory
National Shareholder Services Pty Ltd	Western Australia
Newmont ACM Management Pty Ltd	Western Australia
Newmont ACM Pty Ltd	Victoria, Australia
Newmont Asia Pty Ltd	South Australia
Newmont Australia Superannuation Plan Pty Ltd	South Australia
Newmont Boddington Holdings Pty Ltd	South Australia
Newmont Boddington Investments Pty Ltd	South Australia
Newmont Boddington Pty Ltd	South Australia
Newmont Capital Group Pty Ltd	Western Australia
Newmont Capital Pty Ltd	New South Wales
Newmont Carrington Pty Ltd	Western Australia
Newmont Central Pty Ltd	South Australia
Newmont Duketon Pty Ltd	Western Australia
Newmont Exploration Pty Ltd	Victoria, Australia
Newmont Finance Limited	South Australia
Newmont French Holdings SAS	France
Newmont GMK Holdings Pty Ltd	Western Australia

Name	Place of Incorporation
Newmont Gold Pty Ltd	South Australia
Newmont Gold Exploration Pty Ltd	Western Australia
Newmont Gold Holdings Pty Ltd	Western Australia
Newmont Gold Investments Pty Ltd	South Australia
Newmont Gold Management Pty Ltd	Northern Territory
Newmont Gold Marketing & Finance Pty Ltd	South Australia
Newmont Gold Services Pty Ltd	South Australia
Newmont Gold Treasury Pty Ltd	Australian Capital Territory
Newmont Golden Grove Operations Pty Ltd	Western Australia
Newmont Group Finance Limited	South Australia
Newmont Group Gold Pty Ltd	Victoria, Australia
Newmont Group Searches Pty Ltd	Victoria, Australia
Newmont Group Trading Pty Ltd	Victoria, Australia
Newmont GRPL Pty Ltd	Western Australia
Newmont Holdings BV	The Netherlands
Newmont International Exploration Pty Ltd	South Australia
Newmont International Holdings Pty Ltd	South Australia
Newmont Investments BV	The Netherlands
Newmont Kaltails Pty Ltd	Victoria, Australia
Newmont Lore Pty Ltd	Western Australia
Newmont Metals Pty Ltd	Australia Capital Territory
Newmont Mildite Pty Ltd	Australian Capital Territory
Newmont Minerals Pty Ltd	South Australia
Newmont Mining Pty Ltd	South Australia
Newmont Mining Finance Pty Ltd	Australian Capital Territory
Newmont Mining Holdings Pty Ltd	South Australia
Newmont Mining Investments Pty Ltd	South Australia
Newmont Mining Kazakstan Pty Ltd	South Australia
Newmont Mining Services Pty Ltd	South Australia
Newmont Mt Keith ACM Pty Ltd	Western Australia
Newmont NGL Holdings Pty Ltd	Northern Territory
Newmont New Zealand Limited	New Zealand
Newmont Pacific Energy Pty Ltd	Western Australia
Newmont Pacific Pty Ltd	New South Wales
Newmont Pajingo Pty Ltd	Western Australia
Newmont Pastoral Pty Ltd	South Australia
Newmont Pipelines Finance Pty Ltd	South Australia
Newmont Pipelines Pty Ltd	South Australia
Newmont Power Pty Ltd	South Australia
Newmont PT Pty Ltd	South Australia
Newmont Resources Limited	United Kingdom
Newmont Service SAS	France
Newmont South Asia (Philippines) Inc.	Philippines
Newmont Tanami Pty Ltd	South Australia
Newmont Tennant Creek Pty Ltd	Northern Territory
Newmont Treasury Pty Ltd	Western Australia
Newmont Vietnam Pty Ltd	South Australia
Newmont Wiluna Gold Pty Ltd	Queensland
Newmont Wiluna Metals Pty Ltd	Western Australia
Newmont Wiluna Mines Pty Ltd	Western Australia
Newmont Woodcutters Pty Ltd	New South Wales

Name	Place of Incorporation
Newmont Wownaminya Pty Ltd	Western Australia
Newmont Yandal Operations Pty Ltd	Victoria, Australia
Nicron Resources (US) Pty Ltd	New South Wales
NIM Australia Pty Ltd	New South Wales
NIM Overseas Pty Ltd	New South Wales
Norkal Pty Ltd	Western Australia
Normandy Spain Holdings SL	Spain
Northerly Equities Pty Ltd	South Australia
North Kalgurli Mines Pty Ltd	Western Australia
Nottacar Investments Pty Ltd	South Australia
NP Finance Pty Ltd	Australia Capital Territory
NP Kalgoorlie Pty Ltd	South Australia
Oberon Oil Pty Ltd	Western Australia
Orelia Pty Ltd	Northern Territory
Oremet Pty Ltd	New South Wales
Otminex Pty Ltd	New South Wales
Otter Gold Mines Limited	New Zealand
Otter Gold Pty Ltd	New South Wales
Otter Investments Limited	New Zealand
Otter Services Pty Ltd	New South Wales
Pacific-Nevada Mining Pty Ltd	Australia Capital Territory
Pan Ocean Resources Pty Ltd	Queensland
Paringa Mining & Exploration Company Limited	United Kingdom
Perpleks Pty Ltd	South Australia
Petrocarb Exploration Pty Ltd	Victoria, Australia
Phillip Creek Pastoral Co Pty Ltd	South Australia
Posdale Pty Ltd	South Australia
Posor Pty Ltd	South Australia
PT Normandy Indonesia	Indonesia
Quotidian No 117 Pty Ltd	New South Wales
Resource Esap Pty Ltd	New South Wales
Resource Gesp Pty Ltd	New South Wales
Resource Investments Australasia Limited	New Zealand
Sanworth Pty Ltd	Queensland
Sater Pty Ltd	South Australia
Sharevest Pty Ltd	Victoria, Australia
Shenreef Pty Ltd	New South Wales
Societe Miniere De Sabodala	Senegal
Three Investments Limited	New Zealand
Union Hill Number One Limited	New Zealand
Utal Pty Ltd	South Australia
Waihi Financing Limited	New Zealand
Waihi Gold Company Nominees Limited	New Zealand
Waihi Gold Mining Company Limited	New Zealand
Waihi Mines Limited	New Zealand
Waihi Resources Limited	New Zealand
Welcome Gold Mines Limited	New Zealand
Wirralie Gold Mines Pty Ltd	Queensland
Yandal Gold Holdings Pty Ltd	Victoria, Australia
Yandal Gold Pty Ltd	Victoria, Australia
Zincoli Beteiligungsgesellschaft MbH	Germany
Zincoli CML GmbH & Co KG	Germany